UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20579

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 26, 2024
(Date of earliest event reported)

LITTELFUSE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20388	36-3795742
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8755 W. Higgins Road, Suite 500, Chicago, IL 60631
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (773) 628-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	LFUS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)    On January 26th, 2024, the Board of Directors (the “Board”) of Littelfuse, Inc. (the “Company”) approved the Littelfuse, Inc. Amended and Restated Annual Incentive Plan (the “Incentive Plan”) to be effective as of January 1, 2024, which amends and restates the previous Littelfuse, Inc. Annual Incentive Plan, dated January 31, 2014 (the “Prior Plan”).

The Incentive Plan amends and restates the Prior Plan to (i) increase the maximum award limit from $2,500,000 to $5,000,000, (ii) remove references to Section 162(m) of the Internal Revenue Code of 1986, as amended, which no longer applies to awards under the Incentive Plan as a result of the enactment of the Tax Cuts and Jobs Act of 2017, which eliminated the performance-based compensation exception under Section 162(m) for tax years beginning on or after January 1, 2018, and make related adjustments to affected provisions, (iii) allow the Compensation Committee of the Board with the discretion to adjust any awards upward, as well as downward, for any plan participant, including Named Executive Officers, and (iv) clarify that payments received under the Incentive Plan are subject to certain “clawback” rights in favor of the Company, including pursuant to the Company’s Compensation Recovery Policy.

The foregoing summary of the Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Incentive Plan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description
10.1	Amended and Restated Annual Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Littelfuse, Inc.

Date: February 1, 2024	By: /s/ Ryan K. Stafford
Executive Vice President, Mergers & Acquisitions, Chief Legal Officer and Corporate Secretary